Exhibit 10.45

ACCOUNT CONTROL AGREEMENT

AND

SECURITY AGREEMENT

May 7, 2007

GMH Communities, LP, as Pledgor

GMH Communities TRS, Inc., as Pledgor

GMH Military Housing, LLC, as Pledgor

GMH Military Housing Investments, LLC, as Pledgor

GMH/Benham Military Communities LLC, as Pledgor

GMH/Phelps Military Communities LLC, as Pledgor

GMH Military Housing—AETC Limited Partner LLC, as Pledgor

GMH Military Housing—Carlisle/Picatinny Limited Partner LLC, as Pledgor

GMH Military Housing—Bliss/WSMR Limited Partner LLC, as Pledgor

GMH Military Housing Development LLC, as Pledgor

GMH Military Housing Management LLC, as Pledgor

GMH AETC Management/Development LLC, as Pledgor

GMH Northeast Housing Design/Build LLC, as Pledgor

Merrill Lynch Private Client Group, as Collateral Agent

World Financial Center

North Tower, 9th Floor

250 Vesey Street

Attention: Kacie Carl

New York, NY  10281

Facsimile: (212) 669-0791

U.S. Bank Trust National Association, as Trustee

100 Wall Street, Suite 1600

New York, New York  10005

Attention:  Corporate Trust Administration

Telephone:  (212) 361-6184

Fax:  (212) 809-5459

Re:          Cash Collateral Account established by U.S. Bank Trust National Association, (“Trustee”) with Merrill Lynch Private Client Group (“Collateral Agent”) pursuant to that certain Trust Indenture (as amended, supplemented or otherwise modified from time to time), the (“Trust Indenture”), dated May 7, 2007, between the Trustee and GMH Communities, LP.

Ladies and Gentlemen:

GMH Communities, LP has entered into a Note Purchase Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) dated May 7, 2007 pursuant to which Merrill

Lynch has agreed to purchase the Notes, Series 2007 (the “Notes”), in the aggregate principal amount of up to $100,000,000.  The Notes will be issued and secured under the provisions of the Trust Indenture.  As a requirement of such transactions and pursuant to the Trust Indenture and the Pledge and Security Agreement dated May 7, 2007 by and between the Pledgors and the Trustee (the “Pledge Agreement”), each Pledgor has agreed to pledge certain collateral to the Trustee.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Trust Indenture.

The Pledgors have established three or more collateral accounts (collectively, the “Collateral Account”) with the Collateral Agent, which Collateral Accounts are more specifically identified on Exhibit A, which the Collateral Agent maintains in the name of, and in trust for, the Pledgors as the Collateral Agent’s customers.  Each Pledgor grants below to Trustee a security interest in everything deposited by each Pledgor in the Collateral Account.

As security for the full and punctual payment and performance of all Obligations under the Trust Indenture, the Pledge Agreement and the Notes, the Pledgors hereby grant, pledge, hypothecate, transfer and assign to Trustee a first priority and continuing lien on and first priority security interest in everything deposited in the Collateral Account, including, without limitation, all cash, all instruments submitted for deposit and all received wire transfers to be deposited in the Collateral Account .  The Pledgors also agree that the terms of the Pledge Agreement and all rights and remedies of the Trustee thereunder, including without limitation, sections 6 and 7, are hereby incorporated herein by this reference as if fully stated herein.  This Agreement shall also constitute a control agreement perfecting the Trustee’s security interest in the Collateral Account.

In the event the Collateral Agent receives notice from Trustee that a default or an event of default has occurred and is continuing under the Trust Indenture (a “Notice of Event of Default”) from Trustee, the Collateral Agent shall in no event (a) transfer funds from the Collateral Account to any Pledgor or any other person other than pursuant to Trustee’s direction, (b) act on the instruction of any Pledgor or any other person other than Trustee or (c) cause or permit withdrawals from the Collateral Account in any manner not approved by Trustee in writing.  Upon a Notice of Event of Default, the Trustee shall have the right to withdraw and apply funds from the Collateral Account to any outstanding obligations of each and every Pledgor under the Trust Indenture.  Until receipt of a Notice of an Event of Default, the Trustee shall not be permitted to withdraw funds or cause funds to be transferred from the Collateral Account without each Pledgor’s approval.

The Collateral Agent hereby waives any right that the Collateral Agent may now or hereafter have to a security interest, bank’s or other possessory liens, rights to offset or other claims against the funds in the Collateral Account.

In addition, the Collateral Agent acknowledges that (a) each Pledgor has granted to Trustee a security interest in all of such Pledgor’s right, title and interest in and to any funds from time to time on deposit in the Collateral Account with respect to cash collateral pledged to Trustee under the Pledge Agreement, (b) that such funds are received by the Collateral Agent in trust for the benefit of Trustee and, except as provided below, are for application against the Pledgors’

obligations to Trustee, and (c) that the Collateral Agent shall comply with Trustee’s instructions regarding the disposition of funds in the Collateral Account in accordance with Trustee’s instructions, without the consent of any Pledgor until the Collateral Agent receives notice from Trustee that it has released its lien on the Collateral Account and all funds deposited therein.

All bank statements in respect to the Collateral Account shall be sent to Trustee at:

U.S. Bank Trust National Association, as Trustee

100 Wall Street, Suite 1600

New York, New York  10005

Attention:  Corporate Trust Administration

Telephone:  (212) 361-6184

Fax:  (212) 809-5459

with copies to the Pledgors at:

10 Campus Boulevard

Newtown Square, PA 19073

Attention: Joseph M. Macchione

This collateral account agreement shall be governed and construed in accordance with the laws of the State of New York without regard to conflicts of law principles and the parties hereto agree that the purposes hereof New York shall be the Collateral Agent’s jurisdiction for purposes of Article 9 of the UCC.

Kindly acknowledge your agreement with the terms of this agreement by signing the enclosed copy of this letter and returning it to the undersigned.

Very truly yours,

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

	By:	/s/ Thomas E. Tabor
Print Name: Thomas E. Tabor
Title: Vice President

Agreed and acknowledged:

MERRILL LYNCH PRIVATE CLIENT GROUP

	By:	/s/ Edward H. Curland
Print Name: Edward H. Curland
Title: Managing Director

GMH COMMUNITIES, LP, a Delaware Limited Partnership

By: GMH COMMUNITIES GP TRUST a Delaware Statutory Trust, its General Partner

	By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH COMMUNITIES TRS, INC., a Delaware Corporation

	By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING, LLC, a Delaware Limited Liability Company

	By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware Limited Liability Company

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH/BENHAM MILITARY COMMUNITIES LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH/PHELPS MILITARY COMMUNITIES LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING – AETC LIMITED PARTNER LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING – CARLISLE/PICATINNY LIMITED PARTNER LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING – BLISS/WSMR LIMITED PARTNER LLC, a Delaware Limited Liability Company, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH AETC MANAGEMENT/DEVELOPMENT LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING INVESTMENTS LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH NORTHEAST HOUSING DESIGN/BUILD LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING, LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING MANAGEMENT LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING, LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

GMH MILITARY HOUSING DEVELOPMENT LLC, a Delaware Limited Liability Company

By: GMH MILITARY HOUSING, LLC, a Delaware Limited Liability Company, its Manager

By:	/s/ Joseph M. Macchione
Print Name: Joseph M. Macchione
Title: Vice President

EXHIBIT A

Collateral Account Identification:

Name of Account Holder	Name of Entity Holding Account	Account Number
GMH Military Hou_005	Merrill Lynch Private Client Group	21607005
GMH Military Housing FC	Merrill Lynch Private Client Group	21607048
GMH Military Housing Development	Merrill Lynch Private Client Group	21607039
GMH Military Housing MGT FC	Merrill Lynch Private Client Group	21607116
GMH Military Housing Renovations Account	Merrill Lynch Private Client Group	21607275
GMH Military Housing Renovations Account	Merrill Lynch Private Client Group	21607276
GMH Military Housing Renovations Account	Merrill Lynch Private Client Group	21607277
GMH Military Housing Renovations Account	Merrill Lynch Private Client Group	21607278
GMH Military Housing Renovations Account	Merrill Lynch Private Client Group	21607068
GMH/AETC Management/Development LLC	Merrill Lynch Private Client Group	21607361
GMH NE Housing Design/Build LLC	Merrill Lynch Private Client Group	21607205